UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2008
                                                           ------------

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                  File No. 1-8989            13-3286161
          --------                  ---------------            ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of  incorporation)                                   Identification Number)


            383 Madison Avenue, New York, New York        10179
           -------------------------------------------------------
           (Address of principal executive offices)     (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2008, in connection with the execution of the Agreement and Plan of Merger by and among The Bear Stearns Companies Inc. (the "Company") and JPMorgan Chase & Co. ("JPMorgan Chase"), as amended, pursuant to which a subsidiary of JPMorgan Chase will merge with and into the Company, the Compensation Committee of the Board of Directors of the Company approved the acceleration of (1) the vesting of the CAP Units granted under The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors, amended and restated November 29, 2000, as subsequently amended (the "CAP Plan") that are held by holders who are (i) offered and accept a full-time position to join JPMorgan Chase after the effective time of the merger, (ii) not offered continued employment, but who stay through a specified transition date or (iii) continuing to vest because of retirement or job elimination in accordance with their award (collectively, the "Eligible Participants") and (2) the deferral periods for the CAP Units held by the Eligible Participants so that all vested CAP Units not otherwise distributable during 2008 shall be settled as of January 31, 2009, in each case, subject to each Eligible Participant executing an agreement and release at such time(s) and having such terms and conditions as JPMorgan Chase may, in its sole discretion, specify provided that such agreement and release is executed and becomes irrevocable prior to the end of the 2008 calendar year. In addition, the Compensation Committee approved changes to the terms of the CAP Units so that as of the effective time of the merger, additional earning units shall no longer be credited, and instead outstanding CAP Units following the merger shall be credited with dividend equivalent units until the CAP Units are distributed.


The following table sets forth the number of unvested CAP Units held by each executive officer of the Company as of April 18, 2008 (the record date for the special meeting of stockholders). The table also sets forth the number of shares of JPMorgan Chase common stock that such executive officers would be entitled to receive upon the settlement of their respective unvested CAP Units, as well as the aggregate value of such shares, based upon the closing price of the JPMorgan Chase common stock on May 20, 2008.

                                              Aggregate Number
                                                of shares of
                                               JPMorgan Chase
                                             Common Stock to be
                                                 Issued upon
                                                Settlement of
                                                 Outstanding          Aggregate
       Name          Unvested Cap Units      Unvested Cap Units      Value($)(1)
       ----          ------------------      ------------------      -----------
Alan C. Greenberg                74,302                  16,162          706,279
Jeffrey Farber                   19,842                   4,316          188,609
Jeffrey Mayer                    81,862                  17,807          778,166
Samuel L. Molinaro               98,024                  21,323          931,815
Alan D. Schwartz                133,403                  29,019        1,268,130
Michael S. Solender              25,185                   5,478          239,389

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(1)   The closing price of JPMorgan Chase common stock on May 20, 2008 was
$43.70.

Item 8.01.  Other Events.

Certain statements contained in this filing are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule and any changes to regulatory agencies' outlook on, responses to and actions and commitments taken in connection with the merger and the agreements and arrangements related thereto. For a discussion of the additional risks and uncertainties that may affect Bear Stearns' future results, please see: (1) "Risk Factors" in Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007 and "Risk Management" filed as Exhibit 13 to Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007; (2) similar sections of Bear Stearns' quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission ("SEC"); and (3) "Management's Discussion and Analysis of Financial Condition and Results of Operations" filed as an Exhibit to Bear Stearns' Current Report on Form 8-K filed with the SEC on April 11, 2008.

Additional Information

In connection with the proposed merger, JPMorgan Chase has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. JPMorgan Chase and Bear Stearns urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from JPMorgan Chase's website (www.jpmorganchase.com) under the tab "Investor Relations" and then under the heading "Financial Information" and then under the item "SEC Filings." You may also obtain these documents, free of charge, from Bear Stearns' website (www.bearstearns.com) under the heading "Investor Relations" and then under the tab "SEC Filings."

JPMorgan Chase, Bear Stearns and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bear Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger is set forth in the proxy statement/prospectus filed with the SEC. You can find information about JPMorgan Chase's executive officers and directors in its definitive proxy statement filed with the SEC on March 31, 2008. You can find information about Bear Stearns' executive officers and directors in the amendment to its Annual Report on Form 10-K filed with the SEC on March 31, 2008. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns using the contact information above.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE BEAR STEARNS COMPANIES INC.



                                 By: /s/ Jeffrey M. Farber
                                     -------------------------------------------
                                     Jeffrey M. Farber
                                     Senior Vice President - Finance, Controller
                                     (Principal Accounting Officer)


Dated: May 21, 2008